SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________
FORM 8-K
______________

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 27, 2021

Charter Communications, Inc.
CCO Holdings, LLC
CCO Holdings Capital Corp.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

001-33664	84-1496755
001-37789	86-1067239
333-112593-01	20-0257904
(Commission File Number)	(I.R.S. Employer Identification Number)

400 Atlantic Street
Stamford, Connecticut 06901
(Address of principal executive offices including zip code)

(203) 905-7801
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $.001 Par Value	CHTR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On April 27, 2021, Charter Communications, Inc. (the “Company”) held its Annual Meeting of Stockholders. Of the total 215,273,098 shares of the Company’s common stock outstanding and eligible to vote at the meeting, including Charter Communications Holdings, LLC common and preferred units on an as-if-converted or exchanged basis, 176,703,987 shares of Class A common stock, representing the same number of votes, and 1 share of Class B common stock, representing 24,026,605 votes, were represented in person or by proxy at the meeting. The votes cast for all matters are set forth below:

1.    Election of Directors.

Nominees	For	Withheld	Abstain	Broker Non-Votes
W. Lance Conn	168,816,382	25,266,582	136,297	6,511,331
Kim C. Goodman	192,669,307	1,371,463	178,491	6,511,331
Craig A. Jacobson	189,847,420	4,196,479	175,362	6,511,331
Gregory Maffei	148,892,929	45,191,073	135,259	6,511,331
John D. Markley, Jr.	168,093,751	25,841,868	283,642	6,511,331
David C. Merritt	190,777,630	3,399,158	42,473	6,511,331
James E. Meyer	189,556,487	4,486,828	175,946	6,511,331
Steven A. Miron	168,946,525	25,137,311	135,425	6,511,331
Balan Nair	176,698,368	17,475,382	45,511	6,511,331
Michael Newhouse	189,550,282	4,495,778	173,201	6,511,331
Mauricio Ramos	171,136,079	22,938,910	144,272	6,511,331
Thomas M. Rutledge	189,276,930	4,305,271	637,060	6,511,331
Eric L. Zinterhofer	154,589,749	39,494,318	135,194	6,511,331

2.    Vote to ratify the appointment of KPMG LLP as the Company’s independent public accounting firm.

For	Against	Abstain	Broker Non-Votes
199,583,682	1,094,694	52,216	—

3.    Vote on the Stockholder proposal regarding lobbying activities.

For	Against	Abstain	Broker Non-Votes
70,600,145	123,032,532	586,584	6,511,331

4.    Vote on the Stockholder proposal regarding the Chairman of the Board and CEO roles.

For	Against	Abstain	Broker Non-Votes
48,149,297	145,769,355	300,609	6,511,331

5.     Vote on the Stockholder proposal regarding diversity and inclusion efforts.

For	Against	Abstain	Broker Non-Votes
80,054,752	113,264,076	900,433	6,511,331

6.     Vote on the Stockholder proposal regarding disclosure of greenhouse gas emissions.

For	Against	Abstain	Broker Non-Votes
71,420,085	111,928,193	10,870,983	6,511,331

7.     Vote on the Stockholder proposal regarding EEO-1 reports.

For	Against	Abstain	Broker Non-Votes
78,639,923	114,630,760	948,578	6,511,331

No other matters were considered and voted on by the stockholders at the annual meeting.

As a result of the votes cast as reported above, the stockholders elected each nominee as a director of the Company, ratified the appointment of KPMG LLP as independent public accounting firm for the Company for the year ending December 31, 2021, did not approve the stockholder proposal regarding lobbying activities, did not approve the stockholder proposal regarding the Chairman of the Board and CEO roles, did not approve the stockholder proposal regarding diversity and inclusion efforts, did not approve the stockholder proposal regarding disclosure of greenhouse gas emissions, and did not approve the stockholder proposal regarding EEO-1 reports.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit	Description

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each of Charter Communications, Inc., CCO Holdings, LLC and CCO Holdings Capital Corp. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER COMMUNICATIONS, INC.,
Registrant

	By:	/s/ Kevin D. Howard
Kevin D. Howard
Date: April 30, 2021		Executive Vice President, Chief Accounting Officer and Controller

CCO Holdings, LLC
Registrant

	By:	/s/ Kevin D. Howard
Kevin D. Howard
Date: April 30, 2021		Executive Vice President, Chief Accounting Officer and Controller

CCO Holdings Capital Corp.
Registrant

	By:	/s/ Kevin D. Howard
Kevin D. Howard
Date: April 30, 2021		Executive Vice President, Chief Accounting Officer and Controller